UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 27, 2023

MultiPlan Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Warrants	MPLN.W	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, “we,” “us,” “our,” “MultiPlan” and the “Company” refer to MultiPlan Corporation, a Delaware corporation, and its consolidated subsidiaries.

Item 2.02    Results of Operations and Financial Condition.
On February 28, 2023, the Company issued a press release announcing its financial results for the fourth quarter ended December 31, 2022.
A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.
The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, nor shall it be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01 Other Events.
Share Repurchase Program
On February 28, 2023, the Company announced that its Board of Directors (the “Board”) approved a share repurchase program (the “Share Repurchase Program”) pursuant to which the Company is authorized to repurchase up to $100 million shares of its Class A common stock. The Share Repurchase Program is effective immediately, will expire on December 31, 2023, and is expected to be funded using the Company’s cash on hand and cash from operations.
Repurchases under the Share Repurchase Program may be made, from time to time, using a variety of methods, which may include open market purchases, in privately negotiated transactions or by other means, including through the use of preset trading plans meeting the requirements of Rule 10b5-1 under the Act. Repurchases by the Company under the Share Repurchase Program will be subject to general market and economic conditions, applicable legal requirements and other considerations, and the Share Repurchase Program may be extended, suspended, modified or discontinued by the Board at any time without prior notice at the Company’s discretion.
A copy of the related press release is attached to this Report as Exhibit 99.2 and is incorporated herein by reference.
Delaware Section 205 Petition
As the Company previously announced on its Form 8-K filed on February 10, 2023, the Company filed a petition on February 9, 2023 in the Delaware Court of Chancery (the “Court of Chancery”) under Section 205 of the Delaware General Corporation Law in order to resolve potential uncertainty with respect to the Company’s capitalization resulting from a recent Court of Chancery ruling. The Court of Chancery set a hearing date for February 27, 2023.

On February 27, 2023, the hearing took place and the Court of Chancery approved the Company’s request for relief. The Court of Chancery then entered an order under Section 205 of the Delaware General Corporation Law on February 27, 2023 (1) declaring the Company’s Second Amended and Restated Certificate of Incorporation (the “Current Certificate of Incorporation”) and all amendments effected thereby, including the filing and effectiveness of the Current Certificate of Incorporation, as validated and declared effective as of the time of its filing with the Office of the Secretary of State of the State of Delaware on October 8, 2020 and (2) ordering that all securities of the Company issued in reliance on the effectiveness of the Current Certificate of Incorporation are validated and declared effective, as of the date and time of the original issuance of such securities.

Item 9.01    Financial Statements and Exhibits.
 (d) Exhibits
The following exhibits are included in this Form 8-K:

99.1	Press Release, dated February 28, 2023, reporting the Company’s financial results for the fourth quarter ended December 31, 2022.
99.2	Press Release, dated February 28, 2023, announcing the Company’s share repurchase program.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

Forward-Looking Statements
This Report includes statements that express our and our subsidiaries’ opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report, including the discussion of 2023 outlook and guidance as well as the Company's capital allocation strategy and plans, and these forward-looking statements reflect management’s expectations regarding our future growth, results of operations, operational and financial performance and business prospects and opportunities. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting the business. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual financial results, including: fluctuations in the Company's stock price; the impact from the COVID-19 pandemic and its related effects on our projected results of operations, financial performance, liquidity or other financial metrics; loss of our customers, particularly our largest customers; trends in the U.S. healthcare system, including recent trends of unknown duration of reduced healthcare utilization and increased patient responsibility for services; inability to preserve or increase our existing market share or the size of our Preferred Provider Organization networks; effects of competition; effects of pricing pressure; the inability of our customers to pay for our services; decreases in discounts from providers; the loss of our existing relationships with providers; the loss of key members of our management team or inability to maintain sufficient qualified personnel; pressure to limit access to preferred provider networks; the ability to achieve the goals of our strategic plans and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; our ability to enter new lines of business and broaden the scope of our services; our ability to identify, complete and successfully integrate acquisitions; our ability to obtain additional financing; changes in our industry and in industry standards and technology; interruptions or security breaches of our information technology systems and other cyber security attacks; our ability to protect proprietary information, processes, and applications; our ability to maintain the licenses or rights of use for the software we use; our inability to expand our network infrastructure; changes in accounting principles or the incurrence of impairment chargers; our ability to remediate any material weakness or maintain effective internal controls over financial reporting; our ability to continue to attract, motivate and retain a large number of skilled employees, and adapt to the effects of inflationary pressure on wages; changes in our regulatory environment, including healthcare law and regulations; the expansion of privacy and security laws; heightened enforcement activity by government agencies; our ability to pay interest and principal on our notes and other indebtedness; lowering or withdrawal of our credit ratings; the possibility that we may be adversely affected by other political, economic, business, and/or competitive factors; adverse outcomes related to litigation or governmental proceedings; other factors disclosed in our Securities and Exchange Commission (“SEC”) filings; and other factors beyond our control.

The forward-looking statements contained in this Report are based on our current expectations and beliefs concerning future developments and potential effects on our business. There can be no assurance that future developments affecting our business will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by us. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated February 28, 2023, reporting the Company’s financial results for the fourth quarter ended December 31, 2022.
99.2	Press Release, dated February 28, 2023, announcing the Company’s share repurchase program.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 28, 2023

                                MultiPlan Corporation

                                By:    /s/ James M. Head
                                Name:    James M. Head
                                Title:    Executive Vice President and Chief Financial
Officer